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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) December 5, 2005

                              HUBBELL INCORPORATED
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             (Exact name of registrant as specified in its charter)

        CONNECTICUT                   1-2958                 06-0397030
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(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

584 Derby Milford Road, Orange, Connecticut                     06477-4024
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 (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (203) 799-4100
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 5, 2005, the Compensation Committee of the Board of Directors (the "Board") of Hubbell Incorporated ("Company") awarded restricted stock, stock appreciation rights (the "SARs") and performance shares on shares of the Company's Class B Common Stock pursuant to the Hubbell Incorporated 2005 Incentive Award Plan (the "Plan") to the following executive officers and in the following amounts:


Officer                         Restricted Stock          Stock Appreciation SARs       Performance Shares
-------                         ----------------          -----------------------       ------------------
Timothy H. Powers                   10,739                      100,319                     12,130
David G. Nord                        2,826                       26,400                      3,192
Scott H. Muse                        2,826                       26,400                      3,192
Thomas P. Smith                      2,261                       21,120                      2,554
William R. Murphy                    1,978                       18,480                      2,234
Richard W. Davies                    1,696                       15,840                      1,915

The restricted stock is not transferable and is subject to forfeiture in the event the recipient terminates employment prior to vesting. A recipient will vest in the restricted stock in one-third increments on each anniversary of the date of grant. However, they will also fully vest in the restricted stock upon a change in control, or termination of employment by reason of death or disability. Recipients are entitled to receive all dividends upon their restricted stock as and when paid, regardless of vesting. A form of the Restricted Stock Agreement is filed as Exhibit 99.1 hereto.

The SARs entitle the recipient to the difference between the fair market value of the Company's Class B Common Stock on the date of exercise and $49.755, per SAR, which is the mean between the high and low trading prices of the Company's Class B Common Stock on December 2, 2005 the trading day immediately preceding the date of grant, which is the fair market value of the Company's Common Stock as determined under the terms of the Plan. One-third of the SARs vest and become exercisable each year on the anniversary of the date of grant and expire on December 5, 2015. However, if the executive's employment terminates by reason of death or disability then he will fully vest in his SARs. SARs also fully vest upon a change in control. To the extent then vested and subject to the term of the SARs, vested SARs may only be exercised for 90 days following the recipient's termination of employment with the Company, unless such termination is by reason of death or retirement (on or after age 55 and 15 years of service). Upon termination for death vested SARs remain exercisable for up to one year. If the recipient's termination of employment is due to retirement, the SARs continue to vest and remain exercisable through December 5, 2015. If the recipient's termination of employment is due to disability or retirement and the recipient dies within 90 days after his or her termination, then the SARs remains exercisable for one year from such termination. SARs are not transferable except by will or by the laws of descent or distribution. The value of the SARs upon exercise will be paid in shares of Class B Common Stock with a fair market value equal to the value of the SARs exercised. A form of Stock Appreciation Rights Agreement is filed as Exhibit 99.2 hereto.

The performance shares vest and become deliverable based upon satisfaction of performance criteria established by the Compensation Committee. Such criteria are based upon the Company's cumulative growth in earnings per share compared to a peer group of the Standard and Poor's Electrical Equipment Index over a three-year period. Performance at target will result in vesting and payment of the performance shares listed above. Performance in excess of target can result in payment of up to 250% of the number of shares listed above. Performance shares are paid on the third anniversary of grant, provided, however, the target number of shares awarded are deliverable in full upon a change in control or termination due to death or disability. If the recipient retires (on or after age 55 and 15 years of service) during the three-year period, he is entitled to receive, at the end of the three-year period, a pro rata number of the shares he otherwise would have received had his employment continued for the full three-year period. A form of Performance Share Award is filed as Exhibit 99.3 hereto.

Also on December 5, 2005 the Compensation Committee authorized an additional bonus of $20,000, payable in 2006 concurrently with payment of his bonus calculated in accordance with the Company's 2005 Annual Incentive Guidelines under the Hubbell Incorporated Incentive Compensation Plan (filed with the Securities and Exchange Commission as Exhibit 10.1 to its Current Report on Form 8-K dated February 24, 2005), to Richard W. Davies, Vice President, General Counsel and Secretary for performance of additional services in 2005.


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On December 6, 2005, the compensation payable to non-employee directors for their services was changed to include a grant of 350 shares of Class B Common Stock of the Company each year. On December 6, 2005 each non-employee director received such a grant for services during 2005. The shares received on December 6, 2005 are not subject to any restrictions on transfer and are fully vested at grant, and were granted pursuant to the terms of the Plan. Commencing in 2006, each non-employee director who is re-elected, or first elected to the Board will receive a grant of 350 shares of Class B Common Stock each year on the date of the annual meeting of shareholders, which shares will be subject to forfeiture if the director's service terminates prior to the date of the next regularly scheduled annual meeting of shareholders to be held in the following calendar year. Such shares will be granted pursuant to the Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Restricted Stock Agreement
99.2 Stock Appreciation Rights Agreement
99.3 Performance Share Award

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HUBBELL INCORPORATED
                            ----------------------------------------------------
                                              (Registrant)

Date: December 9, 2005

                                        /s/ Richard W. Davies
                            ----------------------------------------------------
                                              (Signature)

                            Name:  Richard W. Davies
                            Title: Vice President, General Counsel and Secretary